Ibrutinib in combination with rituximab (iR) is well tolerated and induces a high rate of durable remissions in patients with high-risk CLL: new, updated results of a Phase II trial in 40 patients.

Jan A. Burger[1], Michael J. Keating[1], William G. Wierda[1], Julia Hoellenriegel[1], Ghayathri Jeyakumar[1], Alessandra Ferrajoli[1], Stefan Faderl[1], Marylou Cardenas[1], Susan Lerner[1], Garcy Zacharian[1], Xuelin Huang[2], Hagop Kantarjian[1], Susan O'Brien[1]

[1] Department of Leukemia, MD Anderson Cancer Center, Houston, Texas, and [2] Department of Biostatistics, MD Anderson Cancer Center, Houston, Texas

IBRUTINIB IN CLL


A
ALC
SPD
Median Change from Baseline in ALC (%)
Median Change from Baseline in SPD (%)
Month
B
Patients with a Response (%)
Complete response plus partial response
Partial response with lymphocytosis
Stable disease
Month


A Progression-free survival
Probability of Progression-free Survival
All patients

- Ibrutinib induces high rates of durable responses in previously treated CLL patients
- ORR of 71%, an additional 15% to 20% PR with lymphocytosis
- Responses independent from prognostic factors, such as del17p
- At 26 months: PFS 75%, OS: 83%
- Re-distribution of CLL cells from tissue compartments into the peripheral blood: characteristic early response

From: Byrd JC et al.: Targeting BTK with ibrutinib in relapsed CLL. N Engl J Med 369:32-42, 2013

OBJECTIVES

- Hypothesis: addition of rituximab to ibrutinib accelerates responses and increases ORR in high-risk CLL
- Assess activity of ibrutinib and rituximab combination therapy (iR) in high-risk CLL/SLL
- Assess the tolerability of the combination of ibrutinib and rituximab in CLL/SLL

ELIGIBILITY

- Previously treated high-risk CLL (del17p, del11q, short [<3 years] remission after CIT)
- Patients with 17p deletion or TP53 mutation are not required to have received prior therapy
- Treatment indication by 2008 IWCLL Criteria
- Adequate renal and hepatic function

PATIENT CHARACTERISTICS (I)

	Median	Range
Age (years)	65	(35-82)
β2M (mg/L)	4.15	(2.2-12)
WBC ($x10^3/\mu L$)	22.35	(2.2-298)
ALC ($x10^3/\mu L$)	19,924	(377-276,954)
# prior treatments	2.5	(0 – 8)*

*4 previously untreated pt with del17p, TP53 mutation

PATIENT CHARACTERISTICS (II)

		N	%
Rai stage	I / II	7 / 4	18 / 10%
	III	6	15%
	IV	23	58%
FISH cytogenetics	17p	20	50%
	11q	13	33%
	13q	5	13%
	Neg	2	5%
IGHV mutational status	Mutated	1	3%
	Unmutated	32	80%
	Not Done	7	18%

IBRUTINIB AND RITUXIMAB (IR) IN HIGH-RISK CLL



Rituximab
(375 mg/m2)
Month 1
Month 2 - 6
Month 7-12
Day
1 8 15 21 1 1 1 1 1
Cycle
1 2 3 4 5 6
Ibrutinib
420 mg/d PO
once daily

Patients with benefit after 12 cycles will be allowed to continue on single-agent ibrutinib

TRANSIENT LYMPHOCYTOSIS ON IR



Absolute lymphocyte count (per μL)
70000
60000
50000
40000
30000
20000
10000
0
n=40
n=40
n=40
n=40
n=40
n=38
n=39
n=37
n=38
n=28
n=32
n=23
n=23
n=17
n=25
n=10
n=11
n=17
Median
25%-75%
Week 1
Week 2
Week 3
Start of 1st Month
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
Months

Hemoglobin by Month on Treatment



Hemoglobin (g/dL)
18
16
14
12
10
8
6
n=40
n=40
n=40
n=40
n=40
n=38
n=39
n=37
n=37
n=29
n=33
n=24
n=24
n=19
n=25
n=8
n=8
n=18
Week 2
Week 3
Median
25%-75%
Non-Outlier Range
Start of 1st Month
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
Time (months)

Platelets by Month on Treatment



350
300
250
200
150
100
50
0
Median
25%-75%
Non-Outlier Range
n=40
n=40
n=40
n=40
n=40
n=38
n=39
n=38
n=39
n=28
n=34
n=25
n=25
n=18
n=31
n=9
n=13
n=16
Week 2
Week 3
Start of 1st Month
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16

Time (months)

Changes in bone marrow infiltration during iR therapy



p < 0.005
p < 0.00001
p < 0.00001
BM Lymphocytes [%]
80
60
40
20
0
n=33
n=33
n=33
n=33
pre
3 months
6 months
12 months



After 12 months
Difference in Lymphocytes in BM [%]
40
20
0
-20
-40
-60
-80
del17p
others
n=33

CT ASSESSMENT AT 12 MONTHS:

Lymph node sites (34 evaluable patients)



Average decrease in LN size [%]
0
10
20
30
40
50
60
70
80
90
100
del17p
others

BEST RESPONSE* (N=40)

	N	%
CR#	4	10
PR	34	85
ORR	**37**	**95**
NR	2	5

*At 12 months or best response before study discontinuation

MRD-negative: 1/4, MRD level: 0.1, 0.2, 0.1%

Progression-free survival (PFS) of iR in previously treated CLL

All patients



Proportion without progression/death
1.00
0.75
0.50
0.25
0.00
0 2 4 6 8 10 12 14 16 18 20 22 24
Months
Median PFS at
18 months: 78%

Del 17p versus others



Proportion Surviving
1.00
0.75
0.50
0.25
0.00
0 2 4 6 8 10 12 14 16 18 20 22 24
Months
No: del 17p
del 17p
Median PFS at
18 months:
Del17p: 72%
Others: 84%

Median follow-up: 17 months

Overall survival (OS) of iR in previously treated CLL

All patients



1.00
0.75
0.50
0.25
0.00
Proportion Surviving
OS at
18 months: 84 %
0 2 4 6 8 10 12 14 16 18 20 22 24
Months

Del 17p versus others



1.00
0.75
0.50
0.25
0.00
Proportion Surviving
Median PFS at
18 months:
Del17p: 78%
Others: 89%
No: del 17p
del 17p
0 2 4 6 8 10 12 14 16 18 20 22 24
Months

Median follow-up: 17 months

Toxicities during iR therapy



18
16
14
12
10
8
6
4
2
0
# of cases
Grade 1
Grade 2
Grade 3
Diarrhea
Bruising/Rash
Arthralgia
Nausea/Acid reflux
Upper respiratory infection
Lung Infection
Fatigue
Peripheral neuropathy
Neutropenia
Weight gain
Itching/watery eyes
Eye disorders, mucositis
Epistaxis
ALT increased
Insomnia
Urinary tract infection
Headache
Anemia
Sepsis
Hot flashes
Constipation
Vomitting
Anxiety
Dyspnea
Subdural Hematoma
Osteoporosis
Dry mouth
Related
Unrelated

CAUSES OF STUDY DISCONTINUATION (N=9)

Patient #	Age, gender (M/F)	FISH CG, hierarchical	On study (# of cycles)	Reason for dis-continuation	Best response	Cause of death
1	69, M	11q	15	Death in remission	PR	Unknown (passed away in his sleep)
2	36, F	11q	6	Progressive disease	PR	Pneumonia, sepsis
3	58, F	17p	5	Mucositis	SD	N/A
4	64, M	17p	16	Ear and pulmonary infections	PR	Pneumonia, Richter's
5	77, M	17p, 11q	2	Pneumonia, brain abscess	NR	Pneumonia, brain abscess
6	66, F	11q	13	Richter's transformation	PR	Richter's transformation
7	83, M	17p	8	Progressive COPD and CHF	PR	Progressive COPD and CHF
8	74, F	17p	11	PD	PR	PD
9	62, M	17p, 11q	5	Resistant pneumonia	PR	Resistant pneumonia

Quality of life (QOL) and body weight improvement during iR therapy



% Reporting high QOL (score 6-7)
100
90
80
70
60
50
40
30
20
10
0
46
42
55
72
89
Screening
Week 2
Month 1
Month 3
Month 6

Percentage of patients who score high in the QOL subscale (values 6-7) of the EORTC-QOLv.3 during iR therapy.



Difference
p-value=0.40
p-value=0.04
p-value=0.008
1st month
3rd month

Baseline Mean KG (sd)	After Cycle 1 (sd)	After Cycle 3 (sd)	After Cycle 6 (sd)
79.15 (18.88), n=40	78.84 (19.09) n=40	79.94 (19.01) n=39	80.99 (18.61) n=37
	Δ= - 0.32 (2.38) P = 0.04	Δ= 0.90 (2.65) P = 0.04	Δ= 1.74 (3.8) P = 0.008



Before
ibrutinib+R (iR)



2 weeks
iR



9 months
iR

Correlative studies: GEP (with Elena Hartmann, Andreas Rosenwald, Wuerzburg U, Germany)





CLL during iR therapy
CLL in NLC co-culture*
206641_at TNFRSF17
206115_at EGR3
205114_s_at CCL3
205249_at EGR2
202503_s_at KIAA0101
205306_x_at KMO
224404_s_at FCRL5
223750_s_at TLR10
200628_s_at WARS
206687_s_at PTPN6
226147_s_at PIGR
236099_at FLJ41339
201694_s_at EGR1
223751_x_at TLR10
205987_at CD1C
205780_at BIK
204794_at DUSP2
200629_at WARS
200951_s_at CCND2
201292_at TOP2A
Relative Expression
0.25
4
*Burger JA et al. Blood 113: 3050-8, 2009

Down-regulation of BCR and NFκB target genes during iR therapy

SUMMARY

- Ibrutinib plus rituximab (iR) has profound activity in high-risk CLL
- High ORR (>90%), 10% CR, favorable toxicity profile, improvement in bone marrow infiltration and function
- Addition of rituximab accelerates ibrutinib response in CLL
- Well tolerated, associated with improvement in QOL, body weight
- Randomized follow-up study of ibrutinib versus iR in progress

CLL GLOBAL RESEARCH FOUNDATION®
• CHRONIC LYMPHOCYTIC LEUKEMIA •

CPRIT
CANCER PREVENTION & RESEARCH INSTITUTE OF TEXAS

Thank-you!

LEUKEMIA & LYMPHOMA SOCIETY®
fighting blood cancers

Collaborators:

- Würzburg University, Germany: A Rosenwald, E Hartmann
- CLLGRF: F Caligaris-Cappio, N Chiorazzi, Z Estrov, N Kay
- MDACC: M Keating, W Wierda, S O'Brien, H Kantarjian, V Gandhi, A Ferrajoli, K Balakrishnan
- UCSD: T Kipps

My laboratory: Mariela Sivina, Julia Hoellenriegel, Stefan Koehrer, Ekaterina Kim, Elisa ten Hacken, Shubhchintan Randhawa

Funding: CLL Global Research Foundation (CLLGRF), CPRIT, MD Anderson Moonshot, Leukemia & Lymphoma Society Scholar Award



Dept. of Leukemia, MDACC